ALPS VARIABLE INVESTMENT TRUST IBBOTSON MVP ETF PORTFOLIO Ticker: Class I (N/A), Class II (MVPTX), and Class III (METFX)
Summary Prospectus April 30, 2014

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.alpsibbotson.com/regulatory-reports. php. You can also get this information at no cost by calling 1-866-432-2926, by sending an e-mail request to info@alpsibbotson.com, or by contacting your financial intermediary. The Portfolio’s prospectus and statement of additional information, each dated April 30, 2014, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investors with capital appreciation and some current income while managing the Portfolio’s absolute level of volatility.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II	Class III
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%	0.25%
Other Expenses
Shareholder Service Fee	0.00%	0.00%	0.25%
Other Portfolio Expenses(1)	0.08%	0.08%	0.08%
Acquired Fund Fees and Expenses(1)(2)	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses	0.69%	0.94%	1.19%
Fee Waiver/Expense Reimbursement(3)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements	0.69%	0.94%	1.19%

(1)	“Other Portfolio Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the Portfolio’s initial fiscal year of operations.

(2)

The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs.

(3)	ALPS Advisors, Inc. (the “Adviser”) and Ibbotson Associates, Inc. (the “Subadviser”) have contractually agreed to jointly waive the management fee and subadvisory fee, respectively, and/or reim burse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including distribution and/or service (12b-1) fees, Shareholder Service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.53% of the Class I, Class II or Class III shares average daily net assets through April 29, 2015. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s and Subadviser’s agreement to waive fees or reimburse expenses. The Example does not include expenses incurred from investing through a separate account or qualified plan. If the Example included these expenses, the figures shown would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class I	$70	$221
Class II	$96	$300
Class III	$121	$378

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). For the purposes of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in the Portfolio’s Prospectus. The Portfolio may also seek to achieve its investment objective by

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IBBOTSON MVP ETF PORTFOLIO

investing in Exchange Traded Notes (“ETN”). ETNs are generally senior, unsecured, unsubordinated debt securities which are issued by a sponsor, and their returns are based on the performance of an underlying market index, usually in the natural resource or commodity markets, minus an annual expense or fee.

The Subadviser’s strategy utilizes a quantitative model to control the Portfolio’s exposure to market volatility. The Subadviser tactically manages the underlying positions held within the Portfolio with the goal of achieving a target volatility level of approximately 9% to 11%. Volatility is a measure of the magnitude of up and down fluctuations in the aggregate value of the Portfolio’s underlying positions. To achieve this target volatility level, the Portfolio will reduce the underlying positions that have historically exhibited higher levels of volatility when expected volatility is rising. When expected volatility is dropping, the Portfolio will increase the underlying positions that have historically exhibited higher levels of volatility. To implement the tactical shifts in the underlying positions, the Portfolio may invest in financial derivatives (both index futures and index options) to control the absolute level of volatility. Additionally, the Portfolio may seek to hedge against the possibility of short-term negative equity market events. To help protect against potential short-term negative equity market events, the Portfolio may hold positions in either index futures or index options.

The Portfolio seeks exposure to a broad mix of asset classes. The Portfolio may invest, without limitation, in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). Additional Information on the Portfolio’s Investment Strategies can be found in the Portfolio’s Prospectus.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The main risks of investing in the Portfolio are below. Like all investments in securities, you risk losing money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Additional Information on the Portfolio’s Principal Investment Risks can be found in the prospectus.

Management Risk. Any errors in the Subadviser’s judgment in setting the Portfolio’s asset allocation ranges may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Fund of Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, and the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an Underlying ETF; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks.

Asset Concentration Risk. To the extent that the Portfolio holds positions in Underlying ETFs that invest in a particular sector or asset class, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Derivatives Risk. Since the value of these instruments derive from an underlying asset, currency, or index, investments in these Underlying ETFs may involve the risks that (i) the value of derivatives may rise or fall more rapidly than other investments, and the risk that an Underlying ETF may lose more than the amount invested in the derivative instrument in the first place, and (ii) other parties to the derivative contract may fail to meet their obligations. In addition, derivatives used by the Portfolio for hedging purposes may have an imperfect correlation to the assets held by the Portfolio and may not adequately protect against losses by, or may result in greater losses for, the Portfolio.

Hedging Risk. The Portfolio’s hedging activities, although designed to help offset negative movements in the markets for the Portfolio’s investments, will not always be successful. Moreover, hedging can cause the Portfolio to lose money and can reduce the opportunity for gain. Among other things, these negative effects can occur if the market moves in a direction that the Sub-adviser does not expect or if the Portfolio cannot close out its position in a hedging instrument.

Non-Diversification Risk. The Portfolio is non-diversified under the Investment Company Act of 1940, and the Underlying ETFs in which the portfolio invests may also be non-diversified. This means that the Portfolio and Underlying ETFs have the ability to take larger positions in a smaller number of issuers than a Portfolio or Underlying ETF that is classified as “diversified” and the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and, therefore, may affect the performance of the Portfolio.

Exchange Traded Notes (“ETN”) Risks. ETNs are debt securities that are linked to an underlying index and its valuation is derived, in part, from the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk.

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Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Credit Risk, (ii) Change in Rating Risk, (iii) Interest Rate Risk, (iv) Duration Risk, (v) Emerging Markets Risk and (vi) High-Yield Risk.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Equity Securities Risk, (ii) Foreign Securities Risk, (iii) Emerging Markets Risk, (iv) Commodity Risk, and (v) Real Estate Investment Trust (REIT) Risk.

New Portfolio Risk. The Portfolio does not yet have a full year of performance history for investors to evaluate. In addition, the Portfolio may not have significant operating history upon which to base estimations of accrued tax liabilities.

PERFORMANCE

As of the date of this Prospectus, the Portfolio has not yet commenced investment operations. When the Portfolio has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns compared to benchmarks selected for the Portfolio. Updated performance information will be available on the Portfolio’s website at www.alpsfunds.com or by calling 1-866-432-2926.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Portfolio and Ibbotson Associates, Inc. is the investment sub-adviser to the Portfolio.

PORTFOLIO MANAGERS

Scott Wentsel, CFA, CFP®, Vice President and Senior Portfolio Manager. Mr. Wentsel joined Ibbotson Associates, Inc. (“Ibbotson Associates”) in 2005. He has managed the Portfolio since its inception.

Jared Watts, Portfolio Manager. Mr. Watts joined Ibbotson Associates in 2006. Mr. Watts has managed the Portfolio since its inception.

Carrie Scherkenbach, Portfolio Manager. Mrs. Scherkenbach joined Ibbotson Associates in 1999. Mrs. Scherkenbach has managed the Portfolio since its inception.

Brian Huckstep, CFA®, Portfolio Manager. Mr. Huckstep joined Ibbotson Associates in 2005. Mr. Huckstep has managed the Portfolio since its inception.

TAX INFORMATION

The Portfolio’s distributions are not taxable if you are investing through a tax-deferred arrangement, such as a variable insurance contract. Such tax-deferred arrangements may be taxed later upon withdrawals of monies from those arrangements. However, if the Portfolio’s distributions are taxable, the distributions will be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

This Portfolio is only offered as an underlying investment option for variable insurance contracts and to qualified plans. The Portfolio and its related companies may make payments to sponsoring insurance companies, their affiliates or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing insurance companies to include the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that another financial intermediary considers in including the Portfolio as an investment option under a qualified plan. The prospectus or other offering documents for variable insurance contracts or plans may also contain additional information about these payments.

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